U. S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 16, 2004

            U.S. Canadian Minerals, Inc.
    -----------------------------------------------------
   (Exact name of registrant as specified in its charter)

          Nevada                      0-25523              33-0843633
   ---------------------        --------------------      ------------
(State or other jurisdiction    (Commission File No.)      (I.R.S.
   of incorporation)                                      Identification No.)

       3960 Howard Hughes Pkwy. 5th Floor, Las Vegas, NV  89109
   -----------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)

   Registrant's Phone: (702) 990-3623  Fax: (702) 990-3624


- --------------------------------------------------------------
   (Former name or former address, if changed, since last
                           report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 16, 2004, the Company signed a letter of intent to purchase all of the outstanding common stock of Nevada Magnetic Material, Inc., a Nevada corporation. On March 17, 2004 the parties entered into a definitive agreement consummating the acquisition of Nevada Magnetic Material, Inc. by the Company. The terms of the agreement required the Company to exchange 50,000 shares of restricted common stock in exchange for 100% of the issued and outstanding shares of Nevada Magnetic Material, Inc.

Nevada Magnetic Material, Inc. owns mineral rights to real property located approximately 100 miles south of Las Vegas, Nevada. Since it was established in 1990, Nevada Magnetic was in the business of processing raw ore into Anode Bars. This is accomplished by converting raw ore into a concentrate by sifting and otherwise processing it so that essential and valuable components of the raw ore, including gold, platinum, and silver, are changed into a transportable form-the Anode Bar. Once developed into this form, the Anode Bars can be transported for further processing into more pure elements, like gold bullion.

Nevada Magnetic Material, Inc. possessed equipment necessary to process the raw ore into Anode Bars, but lacked the equipment to further refine the Anode Bars into bullion. Nevada Magnetic had no active business when the Company acquired it.

Alpha Research Corporation certified Assay Reports on Anode Bars produced by Nevada Magnetic Material, Inc. at its Southern Nevada site by in November, 1989. Those reports concluded that elements including gold, silver, platinum and Rhodium were present.

The Company's plans for Nevada Magnetic Material, Inc. are to invest money into making the operation a going concern, and to actively mine the land and produce Anode Bars. Additionally, the Company wants to acquire the necessary equipment to further refine the Anode Bars into bullion. However, these plans are subject to the caveats discussed above regarding the Company obtaining sufficient funding to execute this business plan.

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 U.S. Canadian Minerals, Inc.


Date:    April 23, 2004          By:
                                 -----------------------
                                 Rendal Williams
                                 Chief Executive Officer




ACQUISITION AGREEMENT

Agreement dated as of March 16, 2004 between U.S. Canadian Minerals, Inc., a Nevada corporation (U.S./Buyer) on behalf of its shareholders, and Nevada Magnetic Materials, Inc., a Nevada corporation (NEVADA/Seller) on behalf of its shareholders.

The parties wish to provide for NEVADAs sale of the Shares to U.S. and U.S. purchase of the Shares from NEVADA on the terms and conditions of this Agreement.

The parties agree as follows:

1.	The Acquisition.

1.1	Purchase and Sale. Subject to the terms and conditions of this
Agreement, at the Closing to be held as provided in Section 2, NEVADA shall sell shares to U.S., and U.S. shall purchase the shares from NEVADA, free and clear of all Encumbrances.

1.2	Purchase Price.  Purchaser will exchange 50,000 shares of stock of
U.S. at closing in exchange for shares of NEVADA representing 100% of the issued and outstanding shares of NEVADA. Upon 30 days of production at a rate of $15,000 per day of production value, an additional 50,000 shares of U.S. shall be distributed to the current shareholders of NEVADA. It is anticipated that this transaction will be a nontaxable event under section 368 of the IRS Code and that if not, the tax will be paid by the shareholders of NEVADA.

2.	The Closing.

2.1	Place and Time.  The closing of the sale and purchase of the Shares
(the Closing) shall take place at the offices of U.S., Las Vegas, NV   no
later than the close of business (Las Vegas time) on 3/17/2004, or at such other place, date and time as the parties may agree in writing.

2.2	Deliveries by NEVADA.  At the Closing, NEVADA shall deliver the following to U.S.:

(a)	Certificates representing the shares, duly endorsed for transfer to
U.S. and accompanied by any applicable transfer tax stamps; NEVADA shall cause U.S. to change those certificates for, and to deliver to U.S. at the Closing, a certificate representing the shares registered in the name of U.S..

(b)	The documents contemplated by Section 3.

(d)	All other documents, instruments and writings required by this Agreement to be delivered by NEVADA at the Closing and any other documents or records relating to NEVADA's business reasonably requested by U.S. in connection with this Agreement.

2.3	Deliveries by U.S.. At the Closing, U.S. shall deliver the following to NEVADA:

(a)	The shares as contemplated by section 1.

(b)	The documents contemplated by Section 4.

(c) All other documents, instruments and writings required by this Agreement to be delivered by U.S. at the Closing.

3.	Conditions to U.S.'s Obligations.

The obligations of U.S. to effect the Closing shall be subject to the satisfaction and/or acceptance of the below terms at or prior to the Closing of the following conditions, any one or more of which may be waived by U.S.:

3.1	Representations, Warranties and Agreements.

(a)	The representations and warranties of NEVADA set forth in this
Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, (b) NEVADA shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

4.	Conditions to NEVADA 's Obligations.

The obligations of NEVADA to effect the Closing shall be subject to the satisfaction and/or acceptance of the below terms at or prior to the Closing of the following conditions, any one or more of which may be waived by NEVADA:

4.1	Representations, Warranties and Agreements.

(a)	The representations and warranties of U.S. set forth in this
Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, (b) U.S. shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it prior to or at the Closing.

5.	Representations and Warranties of NEVADA.

NEVADA represents and warrants to U.S. that, to the knowledge of NEVADA (which limitation shall not apply to Section 5.3):

5.1	Organization of NEVADA; Authorization. NEVADA is a corporation duly organized, validly existing and in good standing under the laws of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of NEVADA and this Agreement constitutes a valid and binding obligation of NEVADA, enforceable against it in accordance with its terms.

5.2	Conflict as to NEVADA: Neither the execution and delivery of this
Agreement nor the performance of NEVADA's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of NEVADA or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to NEVADA.

5.3 Ownership of Shares. The delivery of certificates to U.S. and the payment to NEVADA will result in U.S.'s immediate acquisition of record and beneficial ownership of the Shares, free and clear of all Encumbrances. There are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any Equity Securities or other securities of NEVADA.

5.4	Title to Properties. Either NEVADA, or one of its Subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the Balance Sheet
(except for property sold since the date of the Balance Sheet in the ordinary course of business or leased under capitalized leases), and all the material properties and assets purchased or otherwise acquired by NEVADA or any of its Subsidiaries since the date of the Balance Sheet.

5.5	Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by NEVADA, or its Subsidiaries are, in all respects material to the business or financial condition of NEVADA and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being
used.    Some of the equipment utilized by Nevada is leased or borrowed and the parties acknowledge that some of such equipment should be purchased or formally leased.

5.6	Absence of Certain Changes. Since the date of the Balance Sheet, neither NEVADA nor any of its Subsidiaries has:

(a)	suffered the damage or destruction of any of its properties or assets
(whether or not covered by insurance) which is materially adverse to the business or financial condition of NEVADA and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

(b)	made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

(c)	issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

(d)	paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

(e)	prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

(f)	cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

5.8	No Material Adverse Change. Since the date of the Balance Sheet, there has not been any material adverse change in the business or financial condition of NEVADA and its Subsidiaries taken as a whole, other than changes resulting from economic conditions prevailing in the United States.

5.9	Brokers or Finders. NEVADA has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Shares to U.S.

5.10	Transactions with Directors and Officers.  NEVADA and its Subsidiaries do not engage in business with any Person (other than U.S.) in which any of NEVADA's directors or officers has a material equity interest other than 7-Western whose actions shall all be to the advantage of Nevada. No director or officer of NEVADA owns any property, asset or right which is material to the business of NEVADA and its Subsidiaries, taken as a whole.

6.	Representations and Warranties of U.S..

U.S. represents and warrants to NEVADA as follows:

6.1	Organization of U.S.; Authorization. U.S. is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of U.S. and this Agreement constitutes a valid and binding obligation of U.S., enforceable against it in accordance with its terms.

6.2	Brokers or Finders. U.S. has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with any of the transactions contemplated hereby.

6.3	Purchase for Investment. U.S. is purchasing the shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

6.4	Conflict as to U.S..  Neither the execution and delivery of this
Agreement nor the performance of U.S.'s obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of U.S. or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to U.S..

6.5	There are no pending or threatened legal or regulatory claims, demands or liabilities of any kind or nature against U.S. of it assets.

6.6	U.S. has filed all federal, state and local income or other tax returns as required by law, and has paid all taxes which are due, and has no tax delinquencies of any kind.

7.	Access and Reporting; Filings With Governmental Authorities.

7.1	Access. Between the date of this Agreement and the Closing Date, NEVADA shall, and shall cause NEVADA to, (a) give U.S. and its authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of NEVADA and to the books and records of NEVADA,
(b) permit U.S. to make inspections thereof, and (c) cause its officers and its advisors to furnish U.S. with such financial and operating data and other information with respect to the business and properties of NEVADA and to discuss with U.S. and its authorized representatives the affairs of NEVADA, all as U.S. may from time to time reasonably request.

7.2	Exclusivity. From the date hereof until the earlier of the Closing or the termination of this Agreement, NEVADA shall not solicit or negotiate or enter into any agreement with any other Person with respect to or in furtherance of any proposal for a merger or business combination involving, or acquisition of any interest in, or (except in the ordinary course of business) sale of assets by, NEVADA except for the acquisition of the Shares by U.S.

7.3	Publicity. Between the date of this Agreement and the Closing Date,
NEVADA and U.S. shall discuss and coordinate with respect to any public filing or announcement or any internal or private announcement (including any general announcement to employees) concerning the contemplated transaction.

7.4	Confidentiality. Prior to the Closing Date (or at any time if the
Closing does not occur) U.S. shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with the transactions contemplated hereby) all non-public information obtained by U.S. pursuant to Section 7.1. Following the Closing, NEVADA shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with preparing Tax Returns and conducting proceeds relating to Taxes) any nonpublic information relating to U.S. Corp., and its Subsidiaries. This Section 7.7 shall not be violated by disclosure pursuant to court order or as otherwise required by law, on condition that notice of the requirement for such disclosure is given the other party prior to making any disclosure and the party subject to such requirement cooperates as the other may reasonably request in resisting it. If the Closing does not occur, U.S. shall return to NEVADA, or destroy, all information it shall have received from NEVADA or in connection with this Agreement and the transactions contemplated hereby, together with any copies or summaries thereof or extracts therefrom. NEVADA and U.S. shall use their best efforts to cause their respective representatives, employees, attorneys, accountants and advisors to whom information is disclosed pursuant to Sections 7.1 and 7.6 to comply with the provisions of this Section 7.7.

8.	Conduct of NEVADA's Business Prior to the Closing.

8.1	Operation in Ordinary Course. Between the date of this Agreement and the Closing Date, NEVADA shall cause NEVADA and its Subsidiaries to conduct their businesses in all material respects in the ordinary course.

8.2	Business Organization. Between the date of this Agreement and the
Closing Date, NEVADA shall use its reasonable efforts, and shall cause NEVADA and each of its Subsidiaries to use its respective reasonable efforts, to (a) preserve substantially intact the business organization of NEVADA and each of its Subsidiaries and keep available the services of the present officers and employees of NEVADA and each of its Subsidiaries, and (b) preserve in all material respects the present business relationships and good will of NEVADA and each of its Subsidiaries.

8.3	Corporate Organization. Between the date of this Agreement and the
Closing Date, neither U.S. or NEVADA shall not cause or permit any amendment of the certificate of incorporation or by-laws (or other governing instrument) of NEVADA or any of its Subsidiaries, and shall cause NEVADA and each of its Subsidiaries not to:

(a)	issue, sell or otherwise dispose of any of its Equity Securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its Equity Securities;

(b)	sell or otherwise dispose of any Equity Securities of NEVADA or any of its Subsidiaries, or create or suffer to be created any Encumbrance thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any Equity Securities of NEVADA or any of its Subsidiaries;

(c)	reclassify, split up or otherwise change any of its Equity Securities;

(d)	be party to any merger, consolidation or other business combination;

(e)	sell, lease, license or otherwise dispose of any of its properties or assets (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of NEVADA and its Subsidiaries, taken as a whole, except in the ordinary course of business.

9.	Survival of Representations and Warranties; Indemnification.

9.1	Survival. No representation or warranty contained in this Agreement or in any certificate or document delivered pursuant hereto shall survive the Closing, except for those contained in Sections 5.1, 5.2, 5.3(only as to NEVADA), 5.10, 6.1, 6.2, 6.3, 6.4(the Surviving Representations and Warranties ).

9.2	Indemnification by NEVADA. NEVADA shall indemnify and hold harmless
U.S. and U.S. Investment, Corp. and shall reimburse U.S. and U.S. Corp. for, any loss, liability, damage or expense (including reasonable attorneys fees) (collectively, Damages) arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of NEVADA in this Agreement or (b) any failure by NEVADA to perform or comply with any agreement in this Agreement.

9.3	Indemnification by U.S.. U.S. shall indemnify and hold harmless NEVADA, and shall reimburse NEVADA for, any Damages arising from or in connection with
(a) any inaccuracy in any of the Surviving Representations and Warranties of U.S. in this Agreement, (b) any failure by U.S. to perform or comply with any agreement in this Agreement, except that after the Closing no claim shall be made with respect to the failure to perform or comply with any agreement required to have been performed or complied with prior to the Closing Date, and (c) any payments made by NEVADA after the Closing pursuant to any guaranty by NEVADA of any obligation of U.S. Corp. or any of its Subsidiaries U.S. shall use its best efforts to obtain NEVADA's release from any such guaranties.

10.	Termination.

	Termination. This Agreement may be terminated before the Closing occurs only as follows:

(a)	By written agreement of NEVADA and U.S. at any time.

(b)	By NEVADA, by notice to U.S. at any time, if one or more of the conditions specified in Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible.

(c)	By U.S., by notice to NEVADA at any time, if one or more of the conditions specified in Section 3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1), would otherwise occur of if satisfaction of such a condition is or becomes impossible.

10.1	  Effect of Termination.

If this Agreement is terminated pursuant to Section 10(a), this Agreement shall terminate without any liability or further obligation of any party to another.

11.	  Notices.

All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or telecopier
(with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties).

(a)  If to NEVADA:			  	(b)  If to U.S.:

Nevada Magnetic Materials, Inc.		U.S. Canadian Minerals, Inc.
10717 Sprucedale			3960 Howard Hughes Pkwy 5th Floor
Las Vegas, NV 89144			Las Vegas, NV 89109

 12.	Miscellaneous.

12.1	Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

12.2	Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

12.3	No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

12.4	Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated orally.

12.5	Counterparts. This Agreement may be executed in two or more
counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

12.6	Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Nevada, without regard to the conflicts of law principles thereof.

12.7	Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other except that U.S. may assign its rights (but not its obligations) under this Agreement to its wholly-owned Subsidiary without the consent of NEVADA, provided that, after the Closing, no consent of NEVADA shall be needed in connection with any merger or consolidation of U.S. with or into another entity.

U.S. Canadian Minerals, Inc.



_________________________________________
By : Rendal Williams, President


Nevada Magnetic Materials, Inc.



__________________________
By: Bobby J. Bouldin, President